Supplemental Information Fourth Quarter 2024 1

2 Table of Contents Page Portfolio Overview 4 Financial Information - Entire Portfolio 6 Debt & Capitalization 19 Components of Net Asset Value 23 Portfolio Characteristics: Industrial 25 Portfolio Characteristics: Office 31 Portfolio Characteristics: All Segments 37 Operating Portfolio Summary 43 Redevelopment Properties 47 Notes & Definitions 49

3 Cautionary Statement Regarding Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward- looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; political uncertainty in the U.S.; market volatility; inflation; any potential recession or threat of recession; interest rates; disruption in the debt and banking markets; concentration in asset type; tenant concentration, geographic concentration, and the financial condition of our tenants; whether we are able to monitor the credit quality of our tenants and/or their parent companies and guarantors; competition for tenants and competition with sellers of similar properties if we elect to dispose of our properties; our access to, and the availability of capital; whether we will be able to repay debt and comply with our obligations under our indebtedness; the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases or selling an applicable property, as leases expire; whether we will re-lease available space above or at current market rental rates; future financial and operating results; our ability to manage cash flows; our ability to manage expenses, including as a result of tenant failure to maintain our net-leased properties; dilution resulting from equity issuances; expected sources of financing, including the ability to maintain the commitments under our revolving credit facility, and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; changes in zoning, occupancy and land use regulations and/or changes in their applicability to our properties; cybersecurity incidents or disruptions to our or our third party information technology systems; our ability to maintain our status as a real estate investment trust (a "REIT") within the meaning of Section 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code") and our Operating Partnership as a partnership for U.S. federal income tax purposes; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether we will be successful in the pursuit of our business plans, objectives, expectations and intentions, including any acquisitions, investments, or dispositions, including our acquisition of industrial outdoor storage assets; our ability to meet budgeted or stabilized returns on our redevelopment projects within expected time frames, or at all; whether we will succeed in our investment objectives; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this document, except as required by applicable law. We caution investors not to place undue reliance on any forward-looking statements, which are based only on information currently available to us. Notice Regarding Non-GAAP Financial Measures. In addition to U.S. GAAP financial measures, this document contains and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in document.

Portfolio Overview 4

Portfolio Overview
As of December 31, 2024

As of December 31, 2024, our portfolio is comprised of 103 properties, consisting of 97 Operating Properties and six Redevelopment Properties reported in two segments - Industrial and Office.

OPERATING PORTFOLIO							
Segment	Number of Properties	Occupancy Percentage (based on rentable square feet)	Occupancy Percentage (based on usable acres)	WALT (years)[1]	ABR ($ in thousands)	% of ABR	Investment Grade %[1,2]
Industrial	**64**	**N/A**	**N/A**	**5.5**	**$72,399**	**39.1%**	**54.9%**
Industrial Outdoor Storage (IOS)[3]	45	N/A	99.6%	4.4	22,169	12.0	47.4
Traditional Industrial[4]	19	100.0%	N/A	6.0	50,230	27.1	58.2
Office[5]	**33**	**98.7%**	**N/A**	**6.9**	**$112,657**	**60.9%**	**60.0%**
TOTAL / WEIGHTED AVERAGE	**97**	**99.5%**	**99.6%**	**6.4**	**$185,056**	**100.0%**	**58.0%**

REDEVELOPMENT PROPERTIES		
Segment	Number of Properties	Approx. Usable Acres
Industrial	**6**	**82**

[1] Weighted average based on ABR.
[2] Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in "Notes and Definitions."
[3] Low-coverage assets with enhanced yard space designed for the display, movement and storage of materials and equipment.
[4] More "traditional" industrial, including distribution, warehouse and light manufacturing properties.
[5] Office, R&D and data center properties.

Peakstone REALTY TRUST

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Financial Information - Entire Portfolio 6

Select Financial Data

(Unaudited, USD in thousands, except per share metrics)	For the Quarter Ended 12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
SELECTED FINANCIAL DATA					
Net income (loss) attributable to common shareholders per share - basic and diluted[1]	$ 0.35	$ (0.67)	$ (0.11)	$ 0.14	$ (0.55)
FFO per share/unit - basic and diluted[2]	$ 0.74	$ 0.58	$ 0.65	$ 0.54	$ 0.29
AFFO per share/unit - basic and diluted[2]	$ 0.65	$ 0.65	$ 0.70	$ 0.70	$ 0.80
Interest expense	$ 15,916	$ 14,140	$ 15,845	$ 16,148	$ 16,415
Operating Margin	81.9 %	79.8 %	81.2 %	80.4 %	79.8 %
Normalized EBITDAre[3]	$ 40,548	$ 37,940	$ 41,051	$ 39,473	$ 42,085
CAPITALIZATION					
Cash and Cash Equivalents	$ 146,514	$ 241,550	$ 446,800	$ 436,251	$ 391,802
Restricted Cash	$ 7,696	$ 25,181	$ 14,496	$ 11,213	$ 9,208
Total Consolidated Debt	$ 1,360,326	$ 1,183,018	$ 1,413,999	$ 1,421,083	$ 1,441,545
Common shares outstanding	36,733,327	36,377,254	36,370,740	36,346,608	36,304,145
Weighted-average common shares outstanding - basic and diluted	36,444,348	36,374,407	36,349,950	36,309,019	36,054,940
Weighted-average OP Units outstanding[4]	3,164,838	3,211,894	3,215,665	3,218,826	3,404,247
Total Weighted-average common shares outstanding - basic and diluted and OP Units outstanding	39,609,186	39,586,301	39,565,615	39,527,845	39,459,187

[1] Calculated based on weighted-average number of common shares outstanding - basic and diluted.
[2] Calculated based on total weighted-average number of common shares outstanding - basic and diluted and weighted-average number of outstanding OP Units. FFO and AFFO are non-GAAP financial measures. See slide 17 for reconciliation.
[3] Normalized EBITDAre is a non-GAAP financial measure. See slide 18 for reconciliation.
[4] Represents weighted-average outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

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Select Financial Data (continued)

(Unaudited, USD in thousands)	12/31/2024	9/30/2024	For the Quarter Ended 6/30/2024	3/31/2024	12/31/2023
REVENUE BY SEGMENT					
IOS	$ 5,464	$ –	$ –	$ –	$ –
Traditional Industrial	14,981	14,918	14,554	14,833	14,796
Total Industrial	**20,445**	**14,918**	**14,554**	**14,833**	**14,796**
Office	33,318	33,234	32,991	32,999	34,525
Other[1]	4,171	6,808	8,407	11,395	13,737
Total Revenue	**$ 57,934**	**$ 54,960**	**$ 55,952**	**$ 59,227**	**$ 63,058**
NOI BY SEGMENT[2]					
IOS	$ 4,848	$ –	$ –	$ –	$ –
Traditional Industrial	12,762	12,698	12,854	12,517	12,651
Total Industrial	**17,610**	**12,698**	**12,854**	**12,517**	**12,651**
Office	27,549	27,447	27,328	27,514	28,748
Other[1]	2,283	3,714	5,240	7,596	8,927
Total NOI	**$ 47,442**	**$ 43,859**	**$ 45,422**	**$ 47,627**	**$ 50,326**
CASH NOI BY SEGMENT[2]					
IOS	$ 4,105	$ –	$ –	$ –	$ –
Traditional Industrial	11,577	11,131	11,481	11,817	12,485
Total Industrial	**15,682**	**11,131**	**11,481**	**11,817**	**12,485**
Office	29,490	27,410	27,279	27,504	28,763
Other[1]	2,526	3,652	5,242	8,009	9,274
Total Cash NOI	**$ 47,698**	**$ 42,193**	**$ 16,723**	**$ 19,826**	**$ 21,759**

[1] Other segment eliminated as of 12/31/2024.
[2] NOI and Cash NOI are non-GAAP financial measures, inclusive of Operating Properties and Redevelopment Properties. See slide 14 for reconciliations of NOI and Cash NOI for the quarters ending 12/31/2024 and 12/31/2023 and slide 54 for reconciliations of NOI and Cash NOI for the interim periods ending 9/30/2024 , 6/30/2024, and 3/31/2024.

Peakstone
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9 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 REVENUES Rental income $ 57,934 $ 54,960 $ 55,952 $ 59,227 $ 63,058 EXPENSES Property operating expense 6,138 6,815 6,017 7,090 7,653 Property tax expense 4,354 4,286 4,513 4,510 5,079 General and administrative expenses 9,056 9,122 9,116 9,680 11,551 Corporate operating expenses to related parties 141 141 169 166 178 Depreciation and amortization 25,826 22,742 22,998 23,415 25,373 Real estate impairment provision 2,538 42,894 6,505 1,376 12,138 Total expenses 48,053 86,000 49,318 46,237 61,972 (Loss) income before other income (expenses) 9,881 (31,040) 6,634 12,990 1,086 OTHER INCOME (EXPENSES) Interest expense (15,916) (14,140) (15,845) (16,148) (16,415) Gain (loss) on extinguishment of debt 10,973 (508) — — — Other income, net 1,678 3,592 5,167 4,045 5,498 Net gain (loss) from disposition of assets 13,123 16,125 (57) 9,177 4,507 Goodwill impairment provision (5,680) — — (4,594) (16,031) Transaction expenses (243) (578) — — (412) NET INCOME (LOSS) 13,816 (26,549) (4,101) 5,470 (21,767) Net (income) loss attributable to noncontrolling interests (1,104) 2,154 333 (445) 1,878 Net income (loss) attributable to controlling interests 12,712 (24,395) (3,768) 5,025 (19,889) NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS $ 12,712 $ (24,395) $ (3,768) $ 5,025 $ (19,889) NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER BASIC & DILUTED SHARE $ 0.35 $ (0.67) $ (0.11) $ 0.14 $ (0.55) WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED 36,444,348 36,374,407 36,349,950 36,309,019 36,054,940 Consolidated Statement of Operations

10 As of (Unaudited, USD in thousands) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 ASSETS Cash and cash equivalents $ 146,514 $ 241,550 $ 446,800 $ 436,251 $ 391,802 Restricted cash1 7,696 25,181 14,496 11,213 9,208 Real estate Land 450,217 212,312 225,330 227,138 231,175 Building and improvements 1,952,742 1,836,900 1,942,591 1,942,064 1,968,314 In-place lease intangible assets 380,599 370,946 394,728 397,872 402,251 Construction in progress 1,017 1,017 1,069 8,998 8,371 Total real estate 2,784,575 2,421,175 2,563,718 2,576,072 2,610,111 Less: accumulated depreciation and amortization (520,527) (554,820) (581,421) (564,208) (550,552) Total real estate, net 2,264,048 1,866,355 1,982,297 2,011,864 2,059,559 Assets held for sale, net — 35,189 2,639 7,437 49,672 Above-market lease and other intangibles assets, net 28,015 27,603 28,281 28,918 29,690 Deferred rent receivable 60,371 65,511 65,289 63,481 63,272 Deferred leasing costs, net 13,865 16,842 18,117 18,185 19,112 Goodwill 68,373 74,052 74,052 74,052 78,647 Right-of-use assets 32,967 33,369 33,771 34,172 33,736 Interest rate swap asset 15,974 12,042 22,710 27,042 26,942 Other assets 38,409 45,373 42,172 40,987 27,446 TOTAL ASSETS $ 2,676,232 $ 2,443,067 $ 2,730,624 $ 2,753,602 $ 2,789,086 Consolidated Balance Sheet 1Restricted cash is presented on the consolidated balance sheet and consists primarily of reserves that the Company funded as required by the applicable governing documents with certain lenders in conjunction with debt financing or transactions.

11 As of (Unaudited, USD in thousands) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 LIABILITIES AND EQUITY Debt, net $ 1,344,619 $ 1,168,010 $ 1,408,517 $ 1,416,433 $ 1,435,923 Interest rate swap liability — 10,255 — — — Distributions payable 8,477 8,436 8,486 8,422 8,344 Below-market lease and other intangible liabilities, net 46,976 13,884 14,552 15,289 16,023 Lease liability 46,887 46,860 46,934 46,932 46,281 Accrued expenses and other liabilities 77,251 63,451 65,543 64,705 78,802 TOTAL LIABILITIES 1,524,210 1,310,896 1,544,032 1,551,781 1,551,781 1,585,373 SHAREHOLDERS’ EQUITY Common Shares 37 37 37 36 36 Additional paid-in capital 3,016,804 2,996,900 2,994,303 2,992,071 2,990,085 Cumulative distributions (1,109,215) (1,100,893) (1,092,609) (1,084,273) (1,076,000) Accumulated earnings (838,279) (850,992) (826,597) (822,829) (827,854) Accumulated other comprehensive income 15,874 2,791 21,986 25,938 25,817 TOTAL SHAREHOLDERS’ EQUITY 1,085,221 1,047,843 1,097,120 1,110,943 1,110,943 1,112,084 Noncontrolling interests 66,801 84,328 89,471 90,877 91,629 TOTAL EQUITY 1,152,022 1,132,171 1,186,591 1,201,820 1,203,713 TOTAL LIABILITIES AND EQUITY $ 2,676,232 $ 2,443,067 $ 2,730,623 $ 2,753,601 $ 2,789,086 Consolidated Balance Sheet (continued)

12 For the Quarter Ended (Unaudited, USD in thousands) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Net income (loss) $ 13,816 $ (26,549) $ (4,101) $ 5,470 $ (21,767) General and administrative expenses 9,056 9,122 9,116 9,680 11,551 1 Corporate operating expenses to related parties 141 141 169 166 178 Real estate impairment provision 2,538 42,894 6,505 1,376 12,138 Goodwill impairment provision 5,680 — — 4,594 16,031 Depreciation and amortization 25,826 22,742 22,998 23,415 25,373 Interest expense 15,916 14,140 15,845 16,148 16,415 Other income, net (1,678) (3,592) (5,167) (4,045) (5,498) (Gain) loss on extinguishment of debt (10,973) 508 — — — Net (gain) loss from disposition of assets (13,123) (16,125) 57 (9,177) (4,507) Transaction expenses 243 578 — — 412 Total NOI $ 47,442 $ 43,859 $ 45,422 $ 47,627 $ 50,326 Non-GAAP Financial Measures Reconciliation of Net Income to Total NOI Quarter Ended 1Includes approximately $1.9 million of employee severance expenses (including associated legal fees) for 12/31/2023.

13 For the Year Ended (Unaudited, USD in thousands) 12/31/2024 12/31/2023 Net loss $ (11,363) $ (605,102) General and administrative expenses 36,973 42,962 Corporate operating expenses to related parties 617 1,154 Real estate impairment provision 53,313 409,512 Depreciation and amortization 94,982 112,204 Interest expense 62,050 65,623 Other income, net (14,482) (13,111) Net loss from investment in unconsolidated entity — 176,767 Gain on extinguishment of debt (10,466) — Net gain from disposition of assets (38,368) (29,164) Goodwill impairment provision 10,274 16,031 Transaction expenses 821 24,982 Total NOI $ 184,351 $ 201,858 Non-GAAP Financial Measures (continued) Reconciliation of Net Loss to Total NOI Year Ended

Non-GAAP Financial Measures (continued)

NOI and Cash NOI - By Segment
Quarter Ended

(Unaudited, USD in thousands)	For the Quarter Ended 12/31/2024						For the Quarter Ended 12/31/2023					
	IOS	Traditional Industrial	Total Industrial	Office	Other[1]	Total Portfolio	IOS	Traditional Industrial	Total Industrial	Office	Other[1]	Total Portfolio
Revenue	$ 5,464	$ 14,981	$ 20,445	$ 33,318	$ 4,171	$ 57,934	$ —	$ 14,796	$ 14,796	$ 34,525	$ 13,737	$ 63,058
Operating Property Expense	(137)	(1,038)	(1,175)	(3,594)	(1,369)	(6,138)	—	(971)	(971)	(3,362)	(3,320)	(7,653)
Property Tax Expense	(479)	(1,181)	(1,660)	(2,175)	(519)	(4,354)	—	(1,174)	(1,174)	(2,415)	(1,490)	(5,079)
TOTAL NOI	4,848	12,762	17,610	27,549	2,283	47,442	—	12,651	12,651	28,748	8,927	50,326
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(536)	(1,041)	(1,577)	(579)	147	(2,009)	—	(69)	(69)	(595)	460	(204)
In-Place Lease Amortization	(1,026)	(144)	(1,170)	(129)	(33)	(1,332)	—	(97)	(97)	(200)	(108)	(405)
Deferred Termination Income	819	—	819	1,851	—	2,670		—	—	—	—	—
Deferred Ground/Office Lease	—	—	—	421	2	423	—	—	—	433	(5)	428
Other Intangible Amortization	—	—	—	377	—	377	—	—	—	377	—	377
Inducement Amortization	—	—	—	—	127	127		—	—	—	—	—
TOTAL CASH NOI	$ 4,105	$ 11,577[2]	$ 15,682	$ 29,490	$ 2,526	$ 47,698	$ —	$ 12,485	$ 12,485	$ 28,763	$ 9,274	$ 50,522

[1] On December 31, 2024, the Company sold its final property in the Other segment, and as a result, the Other segment was eliminated. Amounts presented herein reflect the Company's ownership of Other segment properties through December 31, 2024. The Other segment consisted of vacant and non-core properties, together with other properties in the same cross-collateralized loan pool.

[2] Cash NOI in our Industrial segment was primarily impacted by a continuing rent abatement in the 11th year of a pre-existing Industrial segment lease, which ended in November 2024, and a one-time reversal of non-tenant reimbursement income.

Peakstone
REALTY TRUST

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Non-GAAP Financial Measures (continued)

NOI and Cash NOI - By Segment

Year Ended

(Unaudited, USD in thousands)	For the Year Ended 12/31/2024 IOS	Traditional Industrial	Total Industrial	Office	Other[1]	Total Portfolio	For the Year Ended 12/31/2023 IOS	Traditional Industrial	Total Industrial	Office	Other[1]	Total Portfolio
Revenue	$ 5,464	$ 59,286	**$ 64,750**	$ 132,541	$ 30,782	**$ 228,073**	$ —	$ 57,304	**$ 57,304**	$ 142,734	$ 54,246	**$ 254,284**
Operating Property Expense	(137)	(3,779)	**(3,916)**	(14,304)	(7,839)	**(26,059)**	—	(3,424)	**(3,424)**	(14,394)	(13,085)	**(30,903)**
Property Tax Expense	(479)	(4,677)	**(5,156)**	(8,399)	(4,108)	**(17,663)**	—	(4,231)	**(4,231)**	(9,901)	(7,391)	**(21,523)**
TOTAL NOI	4,848	50,830	**55,678**	109,838	18,835	**184,351**	—	49,649	**49,649**	118,439	33,770	**201,858**
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(536)	(4,395)	**(4,931)**	(2,690)	769	**(6,852)**	—	(344)	**(344)**	(9,046)	1,461	**(7,929)**
In-Place Lease Amortization	(1,026)	(429)	**(1,455)**	(515)	(262)	**(2,232)**	—	(384)	**(384)**	(306)	(549)	**(1,239)**
Deferred Termination Income	819	—	**819**	1,851	—	**2,670**	—	(24)	**(24)**	—	—	**(24)**
Deferred Ground/Office Lease	—	—	**—**	1,701	(40)	**1,661**	—	—	**—**	1,739	(15)	**1,724**
Other Intangible Amortization	—	—	**—**	1,498	—	**1,498**	—	—	**—**	1,494	—	**1,494**
Inducement Amortization	—	—	**—**	—	127	**127**	—	—	**—**	150	—	**150**
TOTAL CASH NOI	**$ 4,105**	**$ 46,006**[2]	**$ 50,111**	**$ 111,683**	**$ 19,429**	**$ 181,223**	**$ —**	**$ 48,897**	**$ 48,897**	**$ 112,470**	**$ 34,667**	**$ 196,034**

[1] On December 31, 2024, the Company sold its final property in the Other segment, and as a result, the Other segment was eliminated. Amounts presented herein reflect the Company's ownership of Other segment properties through December 31, 2024. The Other segment consisted of vacant and non-core properties, together with other properties in the same cross-collateralized loan pool.

[2] Cash NOI in our Industrial segment was primarily impacted by a continuing rent abatement in the 11th year of a pre-existing Industrial segment lease, which ended in November 2024, and a one-time reversal of non-tenant reimbursement income.

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Non-GAAP Financial Measures (continued)

Cash NOI and Same Store Cash NOI - By Segment

(Unaudited, USD in thousands)	For the Quarter Ended 12/31/2024	For the Quarter Ended 12/31/2023	For the Year Ended 12/31/2024	For the Year Ended 12/31/2023
CASH NOI ALLOCATION				
IOS	$ 4,105	$ —	$ 4,105	$ —
Traditional Industrial	11,577	12,485	46,006	48,897
Total Industrial	**$ 15,682**	**$ 12,485**	**$ 50,111**	**$ 48,897**
Office	29,490	28,763	111,683	112,470
Other	2,526	9,274	19,429	34,667
TOTAL CASH NOI	**$ 47,698**	**$ 50,522**	**$ 181,223**	**$ 196,034**
SAME STORE CASH NOI ADJUSTMENTS				
Adjustment for acquired properties	(4,105)	—	(4,105)	—
Adjustment for disposed properties	(2,399)	(10,760)	(20,047)	(41,867)
Lease termination and other non-recurring adjustments	(2,062)	(918)	(2,062)	(918)
Inducement adjustment	(127)	—	(127)	(150)
TOTAL SAME STORE CASH NOI ADJUSTMENTS	(8,693)	(11,678)	(26,341)	(42,935)
TOTAL SAME STORE CASH NOI	**$ 39,005**	**$ 38,844**	**$ 154,882**	**$ 153,099**
SAME STORE CASH NOI				
IOS	$ —	$ —	$ —	$ —
Traditional Industrial	11,577	12,485	46,006	48,590
Total Industrial	**$ 11,577**	**$ 12,485**	**$ 46,006**	**$ 48,590**
Office	27,428	26,359	108,877	104,509
TOTAL SAME STORE CASH NOI	**$ 39,005**	**$ 38,844**	**$ 154,883**	**$ 153,099**
Change in Same Store Cash NOI ($)	$ 161		$ 1,784	
Change in Same Store Cash NOI (%)	0.4 % [1]		1.2 % [1]	
NUMBER OF SAME STORE PROPERTIES	**52**		**52**	
TOTAL SAME STORE SQUARE FEET	**14,362,500**		**14,362,500**	
SAME STORE ECONOMIC OCCUPANCY	**99.5 %**		**99.5 %**	

[1] Same Store Cash NOI (%) in our Industrial segment was primarily impacted by a continuing rent abatement in the 11th year of a pre-existing Industrial segment lease, which ended in November 2024, and a one-time reversal of non-tenant reimbursement income. But for these items, Same Store Cash NOI for the quarter and year ended December 31, 2024 would have grown by 2.8% and 3.4%, respectively.

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Non-GAAP Financial Measures (continued)

FFO and AFFO

(Unaudited, USD in thousands, except per share metrics)	For the Quarter Ended 12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Reconciliation of Net (Loss) Income to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO)					
NET (LOSS) INCOME	$ 13,816	$ (26,549)	$ (4,101)	$ 5,470	$ (21,767)
Depreciation of building and improvements	17,699	15,504	15,424	15,564	16,330
Amortization of leasing costs and intangibles	8,225	7,336	7,671	7,947	9,140
Impairment provision, real estate	2,538	42,894	6,505	1,376	12,138
(Gain)/Loss from disposition of assets, net	(13,123)	(16,125)	57	(9,177)	(4,507)
FFO	**$ 29,155**	**$ 23,060**	**$ 25,556**	**$ 21,180**	**$ 11,334**
Distribution to redeemable preferred shareholders	–	–	()	–	–
FFO attributable to common shareholders and noncontrolling interests[1]	**$ 29,155**	**$ 23,060**	**$ 25,556**	**$ 21,180**	**$ 11,334**
Reconciliation of FFO to AFFO:					
FFO attributable to common shareholders and noncontrolling interests[1]	$ 29,155	$ 23,060	$ 25,556	$ 21,180	$ 11,334
Revenues in excess of cash received, net	660	(2,197)	(1,819)	(826)	(204)
Amortization of share-based compensation	2,059	2,025	2,379	1,432	2,437
Deferred rent - ground lease	423	423	399	416	428
Unrealized loss (gain) on investments	90	(230)	(47)	(189)	(35)
Amortization of above/(below) market rent, net	(1,332)	(269)	(372)	(259)	(406)
Amortization of debt premium/(discount), net	(36)	12	20	107	133
Amortization of ground leasehold interests	(98)	(98)	(97)	(97)	(98)
Amortization of below tax benefit amortization	377	377	372	372	377
Amortization of deferred financing costs	1,206	1,457	1,044	1,050	1,041
Amortization of lease inducements	127	–	–	–	–
Write-off of dead deal costs	28	43	69	–	–
(Gain) on extinguishment of debt	(10,973)	508	–	–	–
Employee separation expense	299	–	59	–	1,855
Transaction expenses	243	578	–	–	412
Impairment provision, goodwill	5,680	–	–	4,594	16,031
Lease termination and other non-recurring adjustments	(2,339)	–	–	–	–
Other income - proration adjustments for dispositions	–	–	–	–	(1,587)
AFFO available to common shareholders and noncontrolling interests[1]	**$ 25,569**	**$ 25,689**	**$ 27,563**	**$ 27,780**	**$ 31,718**
FFO per share/unit, basic and diluted	**$ 0.74**	**$ 0.58**	**$ 0.65**	**$ 0.54**	**$ 0.29**
AFFO per share/unit, basic and diluted	**$ 0.65**	**$ 0.65**	**$ 0.70**	**$ 0.70**	**$ 0.80**
Weighted-average common shares outstanding - basic and diluted shares	36,444,348	36,374,407	36,349,950	36,309,019	36,054,940
Weighted-average OP Units outstanding[1]	3,164,838	3,211,894	3,215,665	3,218,826	3,404,247
Weighted-average common shares and OP Units outstanding - basic and diluted FFO/AFFO	39,609,186	39,586,301	39,565,615	39,527,845	39,459,187

[1]Represents weighted-average outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Peakstone REALTY TRUST

17

18 For the Quarter Ended (Unaudited, USD in thousands) 12/31/2024 9/30/2024 6/30/2024 3/31/2024 12/31/2023 Reconciliation of Net income (loss) to EBITDAre Net (loss) income $ 13,816 $ (26,549) $ (4,101) $ 5,470 $ (21,767) Interest expense 15,916 14,140 15,845 16,148 16,415 Depreciation and amortization 25,826 22,742 22,998 23,415 25,373 EBITDA 55,558 10,333 34,742 45,033 20,021 (Gain) loss on sales of real estate, net (13,123) (16,125) 57 (9,177) (4,507) Impairment provision, real estate 2,538 42,894 6,505 1,376 12,138 EBITDAre 44,973 37,102 41,304 37,232 27,652 Adjustment for acquisitions 3,081 — — — — Adjustment for dispositions (2,285) (248) 200 (2,353) (1,360) Employee separation expense 299 — 59 — 1,855 Impairment provision, goodwill 5,680 — — 4,594 16,031 Extinguishment of debt (10,973) 508 — — — Lease Termination Adjustment 107 — — — (918) Transaction expenses 243 578 — — 412 Adjustment to exclude other non-recurring activity1 (577) — (512) — (1,587) Normalized EBITDAre $ 40,548 $ 37,940 $ 41,051 $ 39,473 $ 42,085 Non-GAAP Financial Measures (continued) EBITDA, EBITDAre, Normalized EBITDAre 1Amount includes: ($0.8 million) adjustment for nonrecurring G&A expenses and $0.2 million for a one-time reversal of non-tenant reimbursement income for the quarter ended 12/31/2024; $0.5 million for a state tax refund received for the quarter ended 6/30/2024; and $1.6 million received as a result of proration adjustments from prior dispositions of assets for the quarter ended 12/31/2023.

Debt & Capitalization 19

Capitalization, Liquidity & Debt Overview
As of December 31, 2024

(Unaudited, USD in thousands, except for shares)

Capitalization	Contractual Interest Rate[1]	Effective Interest Rate[2]	Remaining Term	
SECURED DEBT				
Fixed-Rate Mortgages	4.72%	4.76%	4.1	$ 360,326
TOTAL SECURED DEBT				360,326
UNSECURED DEBT				
2026 Term Loan	5.75%	3.36%	1.3	150,000
2028 Term Loan I	6.10%	3.72%	3.6	210,000
2028 Term Loan II	6.10%	3.72%	3.8	175,000
Revolving Loan	6.15%	5.09%	3.6	465,000
Total Unsecured Debt	6.07%	4.30%	3.3	1,000,000
TOTAL DEBT		4.43%	3.5	1,360,326
Less: Cash and cash equivalents (excl. restricted cash)				(146,514)
NET DEBT				**$ 1,213,812**
COMMON SHARES & OP UNITS OUTSTANDING				
Common Shares Outstanding				36,733,327
OP Units Outstanding[4]				2,987,687
COMMON SHARES & OP UNITS OUTSTANDING				**39,721,014**

[1]The Contractual Interest Rate for the Company's unsecured debt uses the applicable Secured Overnight Financing Rate ("SOFR" or SOF rate"). As of December 31, 2024, The applicable rates were 4.40% (SOFR, as calculated per the credit facility), plus spreads of 1.25% (2026 Term Loan), 1.60% (2028 Term Loan I), 1.60% (2028 Term Loan II) and 1.65% (Revolving Loan) and a 0.1% index.

[2]The Effective Interest Rate is calculated on a weighted average basis and is inclusive of the Company's $750.0 million floating to fixed interest rate swaps maturing on July 1, 2025. The Effective Interest Rate does not include the effect of amortization of discounts/premiums and deferred financing costs (Note: The Company entered into forward-starting, floating to fixed interest rate swaps with a notional amount of $550.0 million. These swaps become effective July 1, 2025, and mature July 1, 2029 and have the effect of converting SOFR to a weighted average fixed rate of 3.58%.).

[3]As of December 31, 2024, the Revolving Loan had a maturity date of July 2028.

[4] Represents outstanding OP Units that are owned by unitholders other than Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.

Liquidity		
MAXIMUM CREDIT FACILITY CAPACITY	$	1,082,000
Maximum Availability (per credit facility)	$	1,082,000
Outstanding revolving loan and term loans		(1,000,000)
CREDIT FACILITY CAPACITY	$	82,000
Cash and cash equivalents (excl. restricted)	$	146,514
Available credit facility capacity		82,000
TOTAL LIQUIDITY	$	**228,514**

Debt Metrics	
Net Debt / Normalized EBITDAre	7.5x
Net Debt / Total Gross Real Estate	43.6%
Unsecured Debt / Total Gross Real Estate	35.9%
Percentage of Floating-Rate Debt[5]	18.4%
Percentage of Fixed-Rate Debt[5]	81.6%

Key Debt Covenants[6]	Required Covenant	Actual
Maximum Consolidated Leverage Ratio	No greater than 60%	48.75%
Minimum Consolidated Fixed Charge Coverage Ratio	No less than 1.50	2.79
Maximum Total Secured Debt Ratio	No greater than 40%	12.89%
Minimum Unsecured Interest Coverage Ratio	No less than 2.00	4.65
Maximum Unsecured Leverage Ratio	No greater than 60%	44.28%

[5] Includes impact of $750.0 million floating to fixed interest rate swaps maturing on July 1, 2025.

[6] Represents a summary of certain financial covenants for our unsecured debt as of December 31, 2024. The covenants are required by our credit facility and tested on a quarterly basis. Our actual performance for each covenant is calculated based on the definitions set forth in the credit facility agreement.

Peakstone REALTY TRUST

20

21 (Unaudited, USD in thousands) SECURED DEBT Collateral Contractual Interest Rate Maturity Date Outstanding Balance BOA II Loan1 4.32% May 2028 $ 250,000 Georgia Mortgage Loan2 5.31% Nov 2029 37,722 Illinois Mortgage Loan3 6.51% Nov 2029 23,000 Florida Mortgage Loan4 5.48% May 2032 49,604 Weighted-Average 4.72% Total Consolidated Secured Debt $ 360,326 Consolidated Secured Debt Schedule As of December 31, 2024 1 The BOA II Loan is secured by properties located in Chicago, Illinois; Columbus, Ohio; Las Vegas, Nevada; and Birmingham, Alabama. 2 The Georgia Mortgage Loan is secured by a property in Savannah, Georgia. 3 The Illinois Mortgage Loan is secured by a property in Chicago, Illinois. 4 The Florida Mortgage Loan is secured by a property in Jacksonville, Florida.

22 1 Excludes amounts related to deferred financing costs and debt premiums/discounts. 2 Represents the 2026 Term Loan. 3 Represents the outstanding balance of the Revolving Loan. 4 Represents the 2028 Term Loan I and 2028 Term Loan II. 5 Represents the BOA II Loan. 6 Represents both the Florida and Illinois Mortgage Loans. 7 Represents the Georgia Mortgage Loan. $141,194(1) $200,000(3) $400,000(5) Consolidated Debt Maturities 60,722 49,604$250,000 $150,000 $385,000 $465,000 Mortgage Loans (Industrial and Office) 2026, and 2028 Term Loans Revolving Loan 2025 2026 2027 2028 2029 Thereafter (1) $250,000 4 2 Consolidated Debt Maturity Schedule As of December 31, 2024 $210,0005 1 65 4 3 7

Components of Net Asset Value 23

Components of Net Asset Value
As of December 31, 2024

(Unaudited, USD in thousands)

Annualized Base Rent		ABR	Percentage of ABR
		ABR	Percentage of ABR
Industrial			
Investment grade[1]	$	39,726	21.5 %
Sub-investment grade[1]		21,243	11.5 %
Unrated credit		11,430	6.2 %
		72,399	39.1
Office			
Investment grade[1]		67,552	36.5
Sub-Investment grade[1]		24,730	13.4
Unrated credit		20,375	11.0
		112,657	60.9
TOTAL PORTFOLIO	$	185,056	100 %

Balance Sheet Components		
NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS		
Cash and cash equivalents	$	146,514
Restricted cash		7,696
Goodwill/operating company		68,373
Interest rate swap asset		15,974
Tenant rent receivable		724
Cash - surrender value (DCP)		11,971
Prepaid insurance		1,784
Other assets		23,930
TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS	$	276,966

Balance Sheet Components (cont'd)		
LIABILITIES		
Credit facility[2]	$	1,000,000
Mortgages payable[2]		360,326
Distributions payable		8,477
Due to related parties		580
Interest payable		15,400
Prepaid tenant rent		9,867
Deferred compensation		10,201
Real estate taxes payable		3,492
Property operating expense payable		2,696
Accrued construction in progress		—
Accrued tenant improvements		2,402
Other liabilities		32,613
TOTAL LIABILITIES	$	1,446,054
COMMON SHARES + OP UNITS OUTSTANDING[3]		39,721,014

Real Estate Value[4]		
REAL ESTATE GROSS BOOK VALUE		
Industrial	$	1,281,815
Office		1,502,760
WHOLLY-OWNED PORTFOLIO - GROSS BOOK VALUE		2,784,575
ACCUMULATED DEPRECIATION		
Industrial		(180,879)
Office		(339,648)
TOTAL ACCUMULATED DEPRECIATION		(520,527)
REAL ESTATE NET BOOK VALUE	$	2,264,048

[1] Weighted average based on ABR. Represents ratings of tenants, guarantors or non guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant's lease obligations. For more information, see definition of investment grade in "Notes and Definitions."
[2] Represents face value of debt outstanding (i.e., excludes debt premium/discount and debt financing costs).
[3] Represents outstanding OP Units that are owned by unitholders other than the Peakstone Realty Trust. Represents the noncontrolling interest in the Operating Partnership.
[4] Includes amounts for Redevelopment Properties.

Peakstone REALTY TRUST

24

25 Portfolio Characteristics: Industrial

26 70 Properties 19 States 32 Markets 5.5 Years WALT1 1 Weighted average based on ABR for Industrial segment. Unaudited Industrial National Footprint As of December 31, 2024 PROPERTIES 45 IOS 19 Traditional Industrial 6 Redevelopment

27 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)2 1  Amazon6 AA 13.8% 6.6 2  RH B1 3 10.6 5.7 3  3M Company A3 3 7.0 1.8 4  Samsonite BB+ 6.2 4.9 5  Shaw Industries AA 4.6 8.3 6  PepsiCo A+ 4.5 3.6 7  Amcor BBB 3.8 7.8 8  Huntington Ingalls BBB 4 3.6 3.0 9  United Rentals BBB-5 3.1 3.8 10  Maxim Crane B23 2.8 6.7 Top 10 Total/Average Lease Term 60.0% 5.3 Investment Grade Calculation2: Tenant 9.6 % Guarantor 14.0 Tenant/Guarantor 23.6 Non-Guarantor Parent 31.3 Total Investment Grade 54.9 % Tenant Concentration: Industrial Segment As of December 31, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Weighted average based on ABR for Industrial segment. 3Represents a rating issued by Moody's at http://www.moodys.com. 4 Represents a rating issued by Fitch at http://www.fitchratings.com 5 Represents a rating issued by Egan-Jones at http://www.egan-jones.com. 6 Represents three properties leased to this tenant.

28 Industry Concentration: Industrial Segment As of December 31, 20242021 Top 9 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 30.3% 1 Internet & Direct Marketing Retail 13.8% 2 E-Commerce 13.8 2 Trading Companies & Distributors 11.4 3 Retailing 13.5 3 Homefurnishing Retail 10.5 4 Consumer Durables & Apparel 10.8 4 Soft Drinks 7.3 5 Transportation 9.5 5 Industrial Conglomerates 7.0 6 Food, Beverage & Tobacco 7.3 6 Apparel, Accessories & Luxury Goods 6.2 7 Materials 6.2 7 Aerospace & Defense 5.2 8 Commercial & Professional Services 4.7 8 Diversified Support Services 4.7 9 Automobiles & Components 3.9 9 Textiles 4.6 � Top 9 total 100.0% 10 Trucking 4.6 All others — % 11 Air Freight & Logistics 4.2 � � � 12 Paper Packaging 3.8 13 Automotive Retail 3.0 � � � 14 Auto Components 2.4 15 Industrial Machinery 2.3 16 Metal & Glass Containers 2.0 17 Building Products 1.8 18 Construction Machinery & Heavy Trucks 1.6 19 Auto Parts & Equipment 1.4 20 Construction & Engineering 0.8 Top 20 total 98.6 % All others 1.4% � � � 1 Based on ABR for Industrial segment.

29 Geographic Distribution by State (% of ABR1) Market Concentration: Industrial Segment As of December 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Chicago $ 9,385 13.0% 2 Columbus 7,816 10.8 3 Stockton/Modesto 7,637 10.6 4 Savannah 5,088 7.1 5 Philadelphia 5,024 7.0 6 Jacksonville 4,755 6.6 7 Tampa 3,546 4.9 8 Hampton Roads 3,439 4.8 9 Detroit 3,167 4.4 10 Atlanta 2,901 4.0 Top 10 total $ 52,758 73.2 % All others 19,641 26.8 Total $ 72,399 100.0% 14.9% 13.0% 13.0% 11.0% 10.5% 7.2% 5.4% 4.8% 4.4% 3.5% 12.3% Ohio Florida Illinois Georgia California Pennsylvania Virginia Texas Michigan South Carolina All Others 1 Based on ABR for Industrial segment.

30 Lease Expirations: Industrial Segment As of December 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $476 $7,495 $4,310 $12,083 $8,123 $9,351 $12,103 $6,967 $7,187 $— $4,304 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 >2034 Expiring Leases Year Leases Approx. Square Feet Approx. Usable Acres ABR % of ABR1 2025 2 — 12 $ 476 0.7% 2026 8 978,100 29 7,495 10.4 2027 12 — 62 4,310 6.0 2028 13 1,290,100 91 12,083 16.7 2029 7 1,129,700 37 8,123 11.2 2030 5 1,501,400 21 9,351 12.9 2031 5 1,039,200 61 12,103 16.7 2032 6 1,113,000 23 6,967 9.6 2033 5 1,340,400 20 7,187 9.9 2034 — — — — — >2034 4 609,900 — 4,304 5.9 Vacant — — 2 — — Redevelopment Properties2 — — 82 — — Totals 67 9,001,800 440 $ 72,399 100% 1 Based on ABR for Industrial segment. 2 Represents unleased space at redevelopment properties.

31 Portfolio Characteristics: Office

32 33 Properties 16 States 18 Markets 6.9 Years WALT1 1 Weighted average based on ABR for Office segment. Unaudited Office Portfolio National Footprint As of December 31, 2024

Tenant Concentration: Office
As of December 31, 2024

	Top 10 Tenants			
	Tenant/Major Tenant	Rating[1]	% of ABR[2]	WALT (years)[3]
1	Keurig Dr. Pepper	Baa1 [4]	10.6%	4.9
2	Southern Company Services	A-	8.4	19.2
3	LPL Holdings	BBB-	7.9	11.8
4	Maxar Technologies	NR [6]	7.0	5.5
5	Freeport McMoRan	Baa1 [4]	7.0	2.4
6	McKesson Corporation	A3 [4]	5.6	3.8
7	Travel & Leisure, Co.	BB-	5.3	4.7
8	IGT	BB+	4.6	6.0
9	International Paper Company	BBB	4.6	5.2
10	Guild Mortgage Company	HY3 [5]	4.4	5.9
	Top 10 Total/Average Lease Term		**65.4%**	**7.4**

Investment Grade Calculation[2]:	
Tenant	40.9 %
Guarantor	3.7
Tenant/Guarantor	44.6
Non-Guarantor Parent	15.4
Total Investment Grade	**60.0 %**

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on ABR for Office segment.
[3] Weighted average based on ABR.
[4] Represents a rating issued by Moody's at http://www.moodys.com.
[5] Represents a rating issued by Bloomberg's services.
[6] Indicates that the tenant is not rated by the major credit agencies used.

Peakstone REALTY TRUST

33

34 Industry Concentration: Office As of December 31, 2024 2021 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Materials 11.5% 1 Aerospace & Defense 11.4% 2 Capital Goods 11.4 2 Soft Drinks 10.6 3 Food, Beverage & Tobacco 10.6 3 Health Care Services 8.8 4 Utilities 10.2 4 Renewable Electricity 8.4 5 Health Care Equipment & Services 10.1 5 Investment Banking & Brokerage 7.9 6 Consumer Services 9.9 6 Commercial & Professional Services 7.0 7 Diversified Financials 8.0 7 Copper 7.0 8 Commercial & Professional Services 7.0 8 Hotels, Resorts & Cruise Lines 5.3 9 Technology Hardware & Equipment 4.9 9 Casinos & Gaming 4.6 10 Telecommunication Services 3.4 10 Paper Packaging 4.6 Top 10 total 87.0% 11 Integrated Telecommunication Services 3.4 All others 13.0% 12 Semiconductors 3.0 13 Pharmaceuticals 2.9 14 Technology Hardware, Storage & Peripherals 2.5 15 Technology Distributors 2.4 16 Oil & Gas Exploration & Production 2.2 17 Home Improvement Retail 2.0 18 Electric Utilities 1.9 19 IT Consulting & Other Services 1.8 20 Managed Health Care 1.3 � � Top 20 total 99.0 % All others 1.0% 1 Based on ABR for Office segment.

35 Geographic Distribution by State (% of ABR1) Market Concentration: Office As of December 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,287 18.0% 2 Boston 12,839 11.4 3 Denver 10,993 9.8 4 Birmingham 9,409 8.4 5 Northern New Jersey 9,149 8.1 6 Charlotte 8,853 7.9 7 Las Vegas 5,201 4.6 8 Memphis 5,131 4.6 9 San Diego 4,973 4.4 10 Seattle/Puget Sound 3,794 3.4 Top 10 total $ 90,629 80.6 % All others 22,028 19.4 Total $ 112,657 100.0% 18.0% 11.9% 11.4% 8.4% 8.1% 7.9% 7.8% 4.6% 4.4% 3.4% 14.1% Arizona Colorado Massachusetts Alabama New Jersey South Carolina Tennessee Nevada California Washington All Others 1 Based on ABR for Office segment.

36 Lease Expirations: Office As of December 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) $1,508 $4,713 $14,524 $8,017 $24,193 $18,500 $7,486 $7,456 $2,442 $— $23,818 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 >2034 Expiring Leases Year Leases Approx. Square Feet ABR % of ABR1 2025 2 73,000 $ 1,508 1.3% 2026 2 295,400 4,713 4.2 2027 7 570,700 14,524 12.9 2028 3 472,400 8,017 7.1 2029 5 885,400 24,193 21.5 2030 4 841,300 18,500 16.4 2031 2 340,300 7,486 6.6 2032 4 344,100 7,456 6.6 2033 1 114,500 2,442 2.2 2034 — — — — >2034 5 1,354,600 23,818 21.2 Vacant — 69,000 — — Totals 35 5,360,700 $ 112,657 100.0% 1 Based on ABR for Office segment.

37 Portfolio Characteristics: All Segments

38 1 Based on ABR for each segment. Rent Growth: All Segments As of December 31, 2024 Lease Escalations - Traditional Industrial % of ABR1 Average Annual Rent Escalations Annually 93.4% 2.1% Other Frequencies — — Subtotal - Annually and Other Frequencies 93.4 2.1 No Escalations 6.6 — TOTAL / WEIGHTED AVERAGE 100.0% 2.0% Lease Escalations - IOS % of ABR1 Average Annual Rent Escalations Annually 85.8% 2.6% Other Frequencies 9.2 1.6 Subtotal - Annually and Other Frequencies 95.0 2.4 No Escalations 5.0 — TOTAL / WEIGHTED AVERAGE 100.0% 2.3% Lease Escalations - Office % of ABR1 Average Annual Rent Escalations Annually 79.4% 2.2% Other Frequencies 20.6 0.4 Subtotal - Annually and Other Frequencies 100.0 1.9 No Escalations — — TOTAL / WEIGHTED AVERAGE 100.0% 1.9%

39 Top 10 Tenants Tenant/Major Tenant Rating1 % of ABR2 WALT (years)3 1  Keurig Dr. Pepper Baa1 4 6.4% 4.9 2  Amazon5 AA 5.4 6.6 3  Southern Company Services A- 5.1 19.2 4  LPL Holdings BBB- 4.8 11.8 5  Maxar Technologies NR 6 4.3 5.5 6  Freeport McMoRan Baa1 4 4.3 2.4 7  RH B1 4 4.1 5.7 8  McKesson Corporation A3 3.4 3.8 9  Travel & Leisure, Co. BB- 4 3.2 4.7 10  IGT BB+ 2.8 6.0 Top 10 Total/Average Lease Term 43.8% 7.4 Investment Grade Calculation2: Tenant 28.7 % Guarantor 7.7 Tenant/Guarantor 36.4 Non-Guarantor Parent 21.6 Total Investment Grade 58.0 % Tenant Concentration: All Segments As of December 31, 2024 1 Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted. 2 Based on ABR for all segments. 3 Weighted average based on ABR. 4 Represents a rating issued by Moody's at http://www.moodys.com. 5 Represents three properties leased to this tenant. 6 Indicates that the tenant is not rated by the major credit agencies used.

40 Industry Concentration: All Segments As of December 31, 2024 Top 10 Industries Top 20 Sub-Industries   Industry % of ABR1   Sub-Industry % of ABR1 1 Capital Goods 18.8% 1 Soft Drinks 9.3% 2 Materials 9.5 2 Aerospace & Defense 9.0 3 Food, Beverage & Tobacco 9.3 3 Internet & Direct Marketing Retail 5.4 4 Retailing 6.5 4 Health Care Services 5.3 5 Utilities 6.2 5 Renewable Electricity 5.1 6 Health Care Equipment & Services 6.2 6 Investment Banking & Brokerage 4.8 7 Commercial & Professional Services 6.1 7 Trading Companies & Distributors 4.5 8 Consumer Services 6.0 8 Paper Packaging 4.3 9 E-Commerce 5.4 9 Commercial & Professional Services 4.3 10 Diversified Financials 4.9 10 Copper 4.3 � Top 10 total 78.9% 11 Homefurnishing Retail 4.1 All others 21.1% 12 Hotels, Resorts & Cruise Lines 3.2 � � � 13 Casinos & Gaming 2.8 14 Industrial Conglomerates 2.8 � ������ � 15 Apparel, Accessories & Luxury Goods 2.4 16 Integrated Telecommunication Services 2.1 � � � 17 Diversified Support Services 1.9 18 Semiconductors 1.8 � � � 19 Textiles 1.8 20 Trucking 1.8 � � � � Top 20 total 81.0 % All others 19.0% 1 Based on ABR for all segments.

41 Geographic Distribution by State (% of ABR1) Market Concentration: All Segments As of December 31, 2024 (USD in thousands) Top 10 Markets (% of ABR)1 Markets ABR % of ABR1 1 Phoenix $ 20,287 11.0% 2 Boston 12,839 6.9 3 Denver 11,547 6.2 4 Northern New Jersey 11,273 6.1 5 Birmingham 9,409 5.1 6 Chicago 9,385 5.1 7 Charlotte 8,853 4.8 8 Columbus 7,816 4.2 9 Stockton/Modesto 7,637 4.1 10 Memphis 5,418 2.9 Top 10 total $ 104,464 56.4 % All others 80,592 43.6 Total $ 185,056 100.0% 11.0% 7.6% 6.9% 6.8% 6.3% 6.2% 5.8% 5.8% 5.5% 5.1% 33.0% Arizona Colorado Massachusetts California New Jersey South Carolina Florida Ohio Tennessee Alabama All Others 1 Based on ABR for all segments.

42 Lease Expirations: All Segments As of December 31, 2024 (USD in thousands) Lease Maturity Schedule (by ABR1) 1 Based on ABR for all segments. 2 Represents unleased space at Redevelopment Properties. $1,984 $12,208 $18,834 $20,100 $32,316 $27,851 $19,589 $14,423 $9,629 $— $28,122 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 >2034 Expiring Leases Year Industrial Office Total Approx. Square Feet Approx. Usable Acres ABR % of ABR1 2025 2 2 4 73,000 12 $ 1,984 1.1% 2026 8 2 10 1,273,500 29 12,208 6.6 2027 12 7 19 570,700 62 18,834 10.2 2028 13 3 16 1,762,500 91 20,100 10.9 2029 7 5 12 2,015,100 37 32,316 17.5 2030 5 4 9 2,342,700 21 27,851 15.1 2031 5 2 7 1,379,500 61 19,589 10.6 2032 6 4 10 1,457,100 23 14,423 7.8 2033 5 1 6 1,454,900 20 9,629 5.2 2034 — — — — — — — >2034 4 5 9 1,964,500 — 28,122 15.0 Vacant — — — 69,000 2 — — Redevelopment Properties2 — — — — 82 — — Totals 67 35 102 14,362,500 440 $ 185,056 100%

43 Operating Portfolio Summary

44 Operating Portfolio As of December 31, 2024 OPERATING PORTFOLIO Segment Number of Properties Occupancy Percentage (based on rentable square feet) Occupancy Percentage (based on usable acres) WALT (years)1 ABR ($ in thousands) % of ABR Investment Grade %1,2 Industrial 64 N/A N/A 5.5 $72,399 39.1% 54.9% IOS 45 N/A 99.6% 4.4 22,169 12.0 47.4 Traditional Industrial 19 100.0% N/A 6.0 50,230 27.1 58.2 Office 33 98.7% N/A 6.9 $112,657 60.9% 60.0% TOTAL / WEIGHTED AVERAGE 97 99.5% 99.6% 6.4 $185,056 100.0% 58.0% 1 Weighted average based on ABR. 2 Represents ratings of tenants, guarantors or non-guarantor parent entities. There can be no assurance that such guarantors or parent entities will satisfy the tenant’s lease obligations. For more information, see definition of investment grade in "Notes and Definitions." As of December 31, 2024, our portfolio consisted of 97 Operating Properties reported in two segments - Industrial and Office.

Leasing Activity - Operating Portfolio
For the Quarter Ended December 31, 2024

									Cash Rent			GAAP Rent		
NEW AND RENEWAL LEASES - RENTABLE SQUARE FEET														
Location	Segment	Property Type	New Lease Start Date	New Lease Expiration Date	Term (Yrs)	Approx. Square Feet	Leasing Commissions $/SF	Tenant Improvement $/SF	Starting Rent/SF	Prior Rent/SF	Rent Change	Starting Rent/SF	Prior Rent/SF	Rent Change
NEW LEASES														
None														
RENEWAL LEASES														
Charlotte, NC [1]	Other	Office	4/6/2025	11/30/2032	7.7	113,100	$ 8.35	$ 42.50	$ 18.45	$ 16.21	14 %	$ 18.72	$ 14.37	30 %
Wake Forest, NC	Office	Office	1/14/2025	3/31/2030	5.2	31,000	$ 3.36	$ 20.00	$ 15.75	$ 15.47	2 %	$ 16.05	$ 14.76	9 %
Total / weighted average					**7.1**	**144,100**	**$ 7.28**	**$ 37.66**	**$ 17.87**	**$ 16.05**	**11 %**	**$ 18.14**	**$ 14.45**	**26 %**

TERMINATIONS/CONTRACTIONS[2]							
Location	Segment	Property Type	Previous Lease Expiration Date	Termination Date	Approx. Square Feet	Approx. Usable Acres	Termination Income (Fee)
Fort Worth, TX[3]	Office	Office	12/31/2028	12/31/2025	119,000	—	$4,123,605
Phoenix, AZ [4]	Other	Office	10/31/2028	7/31/2025	17,000	—	$(249,586)

[1] Tenant leased 198,900 square feet under prior lease and renewed for 113,100 square feet prior to the sale of the property in the fourth quarter of 2024.
[2] Includes termination/contraction options exercised by the tenant and lease buyouts negotiated with the tenant.
[3] Tenant exercised its early termination provision to terminate the lease effective December 31, 2025 with a total termination fee of $4.1 million, which is recognized as rental income through the effective termination date.
[4] Represents a negotiated lease buyout with tenant prior to and in connection with a sale of the property in the fourth quarter of 2024.

Peakstone REALTY TRUST

45

46 (Unaudited, USD in thousands) 12/31/2024 % of NOI1 9/30/2024 % of NOI1 6/30/2024 % of NOI1 3/31/2024 % of NOI1 12/31/2023 % of NOI1 Maintenance Capital Expenditures by segment: IOS $ — — % $ — — % $ — — % $ — — % $ — — % Traditional Industrial 166 0.3 — — — — 89 0.2 651 1.3 Total Industrial 166 0.3 — — — — 89 — 651 1.3 Office — — — — — — — — — — Other (53) (0.1) 13 — 183 — Total Maintenance Capital Expenditures $ 113 0.2% $ 13 — % $ 183 — % $ 89 — % $ 651 1.3 % Value Enhancing Expenditures by segment: IOS — — — — — — — — — — Traditional Industrial $ 73 0.2% $ 1,542 3.5% $ — — % $ — — % $ 200 0.4 % Total Industrial 73 0.2 1,542 3.5 — — — — 200 0.4 Office — — — 3.5 — — 1,757 3.7 6,169 12.3 Other — — — — — — — — 17 — Total Value Enhancing Expenditures $ 73 0.2% $ 1,542 3.5% $ — — % $ 1,757 3.7% $ 217 0.4% 1Represents percentage of capital expenditures compared to consolidated NOI. Capital Expenditures (Cash Basis) - Operating Portfolio

Redevelopment Properties 47

48 Redevelopment Properties As of December 31, 2024 Property Name Location Projected Usable Acres1 Leased Percentage as of Quarter-End Occupancy Percentage as of Quarter-End CURRENT REDEVELOPMENT 1 3812 28th Place NE Everett, WA 37 - % - % 2 175 Container Road Savannah, GA 8 - - 3 2687-2691 McCollum Parkway Kennesaw, GA 4 - - 4 1922 River Road Burlington, NJ 6 - - 5 511 Neck Road Burlington, NJ 9 - - 6 2750 Bethlehem Pike Hatfield, PA 18 - - Total / Weighted Average 82 - % - % (1) Represents the estimated usable acres of the project upon completion of redevelopment work.

Notes & Definitions 49

50 Notes & Definitions ABR (Annualized Base Rent) “Annualized Base Rent” or “ABR” is calculated as the monthly contractual base rent for leases that have commenced as of the end of the quarter, excluding rent abatements, multiplied by 12 months and deducting base year operating expenses for gross and modified leases, unless otherwise specified. For leases in effect at the end of any quarter that provide for rent abatement during the last month of that quarter, the Company used the monthly contractual base rent payable following expiration of the abatement period. Average Annual Rent Escalations "Average Annual Rent Escalations" is defined as weighted average rental increase based on the remaining term of each lease, excluding i) unexercised renewal options and early termination rights and ii) leases that expire within one year. Cash and cash equivalents "Cash and cash equivalents" represent all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. EBITDA “EBITDA” is earnings before interest, tax, depreciation and amortization. We use EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDA is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDA should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDA may not be comparable to similarly titled measures of other companies. EBITDAre “EBITDAre” is defined by The National Association of Real Estate Investment Trusts ("NAREIT") as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/ gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, plus (g) adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. We use EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. We believe this measure is helpful to investors because it is a direct measure of the actual operating results of our properties. However, because EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Accordingly, EBITDAre should not be considered an alternative to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity or as an alternative to net income, as computed in accordance with GAAP. EBITDAre may not be comparable to similarly titled measures of other companies.

51 Notes & Definitions (continued) Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") "FFO" and "AFFO" are non-GAAP financial measures that we believe are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred dividends. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, we believe that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of our performance relative to our competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do, making comparisons less meaningful. Additionally, we use AFFO as a non-GAAP financial measure to evaluate our operating performance. AFFO excludes non-routine and certain non-cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition or investment-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. We believe that AFFO is a recognized measure of sustainable operating performance by the REIT industry and is useful in comparing the sustainability of our operating performance with the sustainability of the operating performance of other real estate companies. Management believes that AFFO is a beneficial indicator of our ongoing portfolio performance and isolates the financial results of our operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results.

52 Notes & Definitions (continued) FFO and AFFO - cont. By providing FFO and AFFO, we present information that assists investors in aligning their analysis with management’s analysis of long-term operating activities. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented. For all of these reasons, we believe the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of our real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of our cash available to fund the payment of dividends since other uses of cash, such as capital expenditures at our properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if we do not continue to operate under our current business plan. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and we may have to adjust the calculation and characterization of this non-GAAP measure. Investment Grade “Investment grade” means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs. In the context of Peakstone’s portfolio, references to “investment grade” include, and credit ratings provided by Peakstone may refer to, tenants, guarantors, and non-guarantor parent entities. There can be no assurance that such guarantors or non- guarantor parent entities will satisfy the tenant’s lease obligations, and accordingly, any such credit ratings may not be indicative of the creditworthiness of the Company's tenants. Net Debt “Net Debt” is total debt (excluding deferred financing costs and debt premiums/discounts) less cash and cash equivalents (excluding restricted cash).

53 Notes & Definitions (continued) Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI Net operating income (“NOI”) is a non-GAAP financial measure calculated as net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding general and administrative expenses, interest expense, depreciation and amortization, impairment of real estate, impairment of goodwill, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, investment income or loss, termination income and equity in earnings of any unconsolidated real estate joint ventures. NOI on a cash basis (“Cash NOI”) is NOI adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease intangibles adjustments required by GAAP. Cash NOI for our Same Store portfolio (“Same Store Cash NOI”) is Cash NOI for properties held for the entirety of all periods presented, with an adjustment for lease termination fees to provide a better measure of actual cash basis rental growth for our Same Store portfolio. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income (loss). In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets. Because NOI, Cash NOI and Same Store Cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI, Cash NOI and Same Store Cash NOI as measures of our performance is limited. Therefore, NOI, Cash NOI and Same Store Cash NOI should not be considered as alternatives to net income (loss), as computed in accordance with GAAP. NOI, Cash NOI and Same Store Cash NOI may not be comparable to similarly titled measures of other companies.

Notes & Definitions (continued)

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on slide 8.

	For the Quarter Ended											
	9/30/2024				6/30/2024				3/31/2024			
(Unaudited, USD in thousands)	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio
Revenue	$ 14,918	$ 33,234	$ 6,808	$ 54,960	$ 14,554	$ 32,991	$ 8,407	$ 55,952	$ 14,833	$ 32,999	$ 11,395	$ 59,227
Operating Property Expense	(779)	(3,750)	(1,871)	(6,400)	(612)	(3,284)	(1,762)	(5,658)	(1,138)	(3,172)	(2,369)	(6,679)
Property Tax Expense	(1,366)	(1,859)	(1,061)	(4,286)	(1,015)	(2,221)	(1,277)	(4,513)	(1,115)	(2,144)	(1,251)	(4,510)
Property Management Fees	(75)	(178)	(162)	(415)	(73)	(158)	(128)	(359)	(63)	(169)	(179)	(411)
TOTAL NOI	12,698	27,447	3,714	43,859	12,854	27,328	5,240	45,422	12,517	27,514	7,596	47,627
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(1,473)	(706)	(18)	(2,197)	(604)	(689)	467	(826)	(604)	(689)	467	(826)
In-Place Lease Amortization	(94)	(129)	(46)	(269)	(96)	(126)	(37)	(259)	(96)	(126)	(37)	(259)
Deferred Ground/Office Lease	—	421	2	423	—	433	(17)	416	—	433	(17)	416
Other Intangible Amortization	—	377	—	377	—	372	—	372	—	372	—	372
TOTAL CASH NOI	$ 11,131	$ 27,410	$ 3,652	$ 42,193	$ 12,154	$ 27,318	$ 5,653	$ 45,125	$ 11,817	$ 27,504	$ 8,009	$ 47,330

Peakstone
REALTY TRUST

54

55 Notes & Definitions (continued) Normalized EBITDAre “Normalized EBITDAre” is a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre(as defined by NAREIT), modified to exclude items such as acquisition-related expenses, employee separation expenses and other items that we believe are not indicative of the performance of our portfolio. Normalized EBITDAre also excludes the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership (in each case, as if such disposition or acquisition had occurred on the first day of the quarter). We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time. However, because Normalized EBITDAre is calculated before recurring cash charges, including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our liquidity is limited. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies. Occupancy or Occupancy Percentage “Occupancy" is the leased square footage or usable acres, as applicable, under leases that have commenced as of the end of the quarter. "Occupancy Percentage" is total applicable Occupancy divided by the total applicable leasable square footage or usable acres. Operating Margin "Operating Margin" is NOI divided by revenue. Operating Partnership "Operating Partnership" refers to our operating partnership, PKST OP, L.P., which owns directly and indirectly all of the Company's assets. OP Units "OP Units" represent the outstanding common units of limited partnership interest in the Operating Partnership. Operating Property or Operating Portfolio "Operating Property" is any property not classified as a Redevelopment Property. "Operating Portfolio" refers to all Operating Properties. Per Share "Per Share" data represents amounts calculated based on the weighted-average number of basic and diluted common shares outstanding. Per Share/Unit "Per Share/Unit" data represents amounts calculated based on (i) the weighted-average number of basic and diluted common shares outstanding plus (ii) the weighted-average number of OP Units outstanding (that are owned by unitholders other than Peakstone Realty Trust). This metric is used in FFO and AFFO calculations. Redevelopment Property "Redevelopment Property" is a property where we intend to undertake “repositioning/redevelopment work” including (i) making capital improvements to enhance its functionality, (ii) removing existing structures, and/or (iii) building a new facility from the ground up. A Redevelopment Property will be moved to the Operating Portfolio upon the earlier of (i) achieving 90% Occupancy or (ii) 12 months after completion of the repositioning/redevelopment work. Same Store "Same store" portfolio means properties which were held for a full period compared to the same period in the prior year. WALT “WALT” is the weighted average lease term in years (excluding unexercised renewal options and early termination rights) based on Annualized Base Rent.